HAMILTON LANE INCORPORATED REPORTS SECOND QUARTER FISCAL 2024 RESULTS, WITH MANAGEMENT & ADVISORY FEES GROWING BY 18% AND ASSETS UNDER MANAGEMENT GROWING BY 11% YEAR-OVER-YEAR

CONSHOHOCKEN, PENN. – November 7, 2023 – Leading private markets asset management firm Hamilton Lane Incorporated (Nasdaq: HLNE) today reported its results for the second fiscal quarter ended September 30, 2023.

SECOND QUARTER FISCAL 2024 HIGHLIGHTS

•Assets under management – Total assets under management of $119.2 billion grew 11% year-over-year. Fee-earning assets under management increased 17% to $61.4 billion over the same period.

•Revenue – Management and advisory fees of $109.2 million for the quarter represent growth of 18% versus the prior year period.

•Carried Interest – Unrealized carried interest balance of approximately $1.2 billion was up 17% versus the prior year period.

•Earnings per share – GAAP EPS of $1.11 on $42.0 million of GAAP net income for the quarter.

•Dividend – Declared a quarterly dividend of $0.445 per share of Class A common stock to record holders at the close of business on December 15, 2023 that will be paid on January 5, 2024. The target full-year dividend of $1.78 represents an 11% increase from the prior fiscal year dividend.

Hamilton Lane issued a full detailed presentation of its second quarter fiscal 2024 results, which can be accessed by clicking here.

Hamilton Lane CEO Mario Giannini commented: "Our results this quarter continue to demonstrate the resiliency of our business and our ability to execute well across the entirety of the platform, despite the continued challenging market we find ourselves in. We remain steadfast in our approach to navigating these volatile times and take comfort in our scale and longevity as leaders in private markets.”
Conference Call
Hamilton Lane will discuss second quarter fiscal 2024 results in a webcast and conference call today, Tuesday, November 7, 2023, at 11:00 a.m. Eastern Time.

For access to the live event via the webcast, visit Hamilton Lane's Shareholders website by clicking here at least 15 minutes prior to the start of the call. This feature will be in listen-only mode.

A replay of the webcast will be available approximately two hours after the live broadcast for a period of one year and can be accessed in the same manner as the live webcast at the Shareholders page of Hamilton Lane’s website.

About Hamilton Lane
Hamilton Lane (Nasdaq: HLNE) is one of the largest private markets investment firms globally, providing innovative solutions to institutional and private wealth investors around the world. Dedicated exclusively to private markets investing for more than 30 years, the firm currently employs nearly 700 professionals operating in offices throughout North America, Europe, Asia Pacific and the Middle East. Hamilton Lane has $854.0 billion in assets under management and supervision, composed of $119.2 billion in discretionary assets and $734.8 billion in non-discretionary assets, as of September 30, 2023. Hamilton Lane specializes in building flexible investment programs that provide clients access to the full spectrum of private markets strategies, sectors and geographies. For more information, please visit www.hamiltonlane.com or follow Hamilton Lane on LinkedIn: https://www.linkedin.com/company/hamilton-lane/.

Forward-Looking Statements
Some of the statements in this release may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Words such as “will,” “expect,” “believe,” “estimate,” “continue,” “anticipate,” “intend,” “plan” and similar expressions are intended to identify these forward-looking statements. Forward-looking statements discuss management’s current expectations and projections relating to our financial position, results of operations, plans, objectives, future performance and business. All forward-looking statements are subject to known and unknown risks, uncertainties and other important factors that may cause actual results to be materially different, including risks relating to: our ability to manage growth, fund performance, competition in our industry, changes in our regulatory environment and tax status; market conditions generally; our ability to access suitable investment opportunities for our clients; our ability to maintain our fee structure; our ability to attract and retain key employees; our ability to manage our obligations under our debt agreements; defaults by clients and third-party investors on their obligations to fund commitments; our exposure and that of our clients and investors to the credit risks of financial institutions at which we and they hold accounts; our ability to comply with investment guidelines set by our clients; our ability to successfully integrate acquired businesses with ours; our ability to manage risks associated with introducing new types of investment structures, products or services or entering into strategic partnerships; our ability to manage redemption or repurchase rights in certain of our funds; our ability to manage, identify and anticipate risks we face; our ability to manage the effects of events outside of our control; and our ability to receive distributions from Hamilton Lane Advisors, L.L.C. to fund our payment of dividends, taxes and other expenses.

The foregoing list of factors is not exhaustive. For more information regarding these risks and uncertainties as well as additional risks we face, you should refer to the “Risk Factors” detailed in Part I, Item 1A of our Annual Report on Form 10-K for the fiscal year ended March 31, 2023 and in our subsequent reports filed from time to time with the

Securities and Exchange Commission. The forward-looking statements included in this release are made only as of the date hereof. We undertake no obligation to update or revise any forward-looking statement as a result of new information or future events, except as otherwise required by law.

Shareholder Contact
John Oh
joh@hamiltonlane.com
+1 610 617 6026

Media Contact
Kate McGann
kmcgann@hamiltonlane.com
+1 240 888 4078

1Hamilton Lane l Global Leader in the Private Markets Fiscal Year 2024 Second Quarter Results Earnings Presentation - November 7, 2023

2Hamilton Lane l Global Leader in the Private Markets Today's Speakers Erik Hirsch Vice Chairman Jeff Armbrister Chief Financial Officer John Oh Principal - Shareholder Relations Mario Giannini Chief Executive Officer

3Hamilton Lane l Global Leader in the Private Markets Period Highlights Business Performance Financial Results Dividend • Assets under management and fee-earning assets under management were $119 billion and $61 billion, respectively, as of September 30, 2023, increases of 11% and 17%, respectively, compared to September 30, 2022 • Management and advisory fees increased 20% compared to the six months ended September 30, 2022 USD in millions except per share amounts Q2 FY24 QTD Q2 FY24 YTD vs. Q2 FY23 YTD Management and advisory fees $109.2 $214.6 20 % GAAP net income $42.0 $73.0 7 % GAAP EPS $1.11 $1.92 2 % Adjusted net income1 $47.8 $98.6 (6) % Non-GAAP EPS1 $0.89 $1.83 (6) % Fee Related Earnings1 $46.9 $92.0 20 % Adjusted EBITDA1 $62.3 $123.2 (13) % • Declared a quarterly dividend of $0.445 per share of Class A common stock to record holders at the close of business on December 15, 2023 1Adjusted net income, non-GAAP earnings per share, Fee Related Earnings and Adjusted EBITDA are non-GAAP financial measures. For the reconciliations of our non-GAAP financial measures to the most directly comparable GAAP financial measures and for the reasons we believe the non-GAAP measures provide useful information, see pages 20 and 21 of this presentation.

4Hamilton Lane l Global Leader in the Private Markets Total Assets Under Management/Advisement ($B) Total AUA Total AUM 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 9/30/23 $0 $200 $400 $600 $800 $1,000 Y-o-Y Growth AUM: 11 % AUA: 3% $854B AUM & AUA Growing Asset Footprint & Influence 1 CAGR: 18% 1Data as of calendar year end 12/31 unless otherwise noted. Numbers may not tie due to rounding. $6 $7 $11 $13 $16 $19 $22 $24 $30 $32 $35 $40 $50 $59 $66 $76 $98 $108 $36 $51 $77 $79 $95 $81 $129 $147 $147 $189 $205 $292 $374 $410 $422 $581 $753 $724 $735 $119

5Hamilton Lane l Global Leader in the Private Markets Total Fee-Earning Assets Under Management ($B) $22 $25 $26 $31 $35 $32 $36 $11 $14 $16 $18 $23 $20 $25 Customized Separate Accounts Specialized Funds Mar-19 Mar-20 Mar-21 Mar-22 Mar-23 Sep-22 Sep-23 $0 $10 $20 $30 $40 $50 $60 $70 Fee-Earning AUM growth continues and annual fee rates are stable CAGR: 14% Total Management Fee Revenues as a % of Average FEAUM Fee-Earning AUM Driving Revenues *Numbers may not tie due to rounding Y-o-Y Drivers of Growth Customized Separate Accounts: • New client wins • Client re-ups Specialized Funds: • Closed 2nd impact fund and 5th direct equity fund • Fundraising 6th secondary fund, 8th credit-oriented fund, 2nd infrastructure fund, and evergreen funds .62%.56% .60% .56% .58% $42 $53 $57 $34 $39 $49 $61 .59%

6Hamilton Lane l Global Leader in the Private Markets AUM & AUA Drivers Customized Separate Accounts Specialized Funds Advisory Services Diverse mix of existing and prospective clients seeking to further or establish relationships with Hamilton Lane Typically larger clients with wide-ranging mandates which include technology- driven reporting, monitoring and analytics services and consulting services; opportunity set continues to be robust • $3.9B year-over-year increase in FEAUM • +80% of our gross contributions during the last 12 months came from existing clients • $4.8B year-over-year increase in FEAUM • Closings during Q2 FY24: ◦ Secondary fund: $622M • $18B year-over-year increase in AUA AUM AUA Select funds in market: • Secondary fund • Credit-oriented fund • Infrastructure fund • Evergreen funds

7Hamilton Lane l Global Leader in the Private Markets Financial Highlights

Consolidated Revenue

Strong growth across management and advisory fees

Management and Advisory Fees



YTD
Y-o-Y Change: 20%
USD in Millions
$179
$215
Q2 FY23
Q2 FY24



Long-Term Growth
CAGR: 14%
USD in Millions
$195
$372
FY18
FY23

- Recurring management and advisory fees represented an average of 85% of total revenues over the past five fiscal years
- Y-o-Y increase of 20%
- $6.1 million in retroactive fees from our latest secondary fund in the quarter

Incentive Fees



YTD
Y-o-Y Change: (66)%
USD in Millions
$110
$37
Q2 FY23
Q2 FY24



Long-Term Growth
CAGR: 26%
USD in Millions
$49
$157
FY18
FY23

- Incentive fees derived from a highly diversified pool of assets and funds
- Unrealized carried interest of $1,151 million as of 9/30/23 diversified across 3,000+ assets and over 90 funds
- Timing of realizations unpredictable

Total Revenues



YTD
Y-o-Y Change: (13)%
USD in Millions
$289
$252
Q2 FY23
Q2 FY24



Long-Term Growth
CAGR: 17%
USD in Millions
$244
$529
FY18
FY23

- Total revenues decreased by 13%, driven by incentive fees, while management and advisory fees increased 20%

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9Hamilton Lane l Global Leader in the Private Markets Unrealized Carried Interest Period Ending Ve hi cl es USD in M illions Unrealized Carried Interest $990 $985 $1,151 86 90 98 Unrealized Carried Interest Vehicles in Unrealized Carry Position Sep-21 Sep-22 Sep-23 0 20 40 60 80 100 $0 $250 $500 $750 $1,000 $1,250 $1,500 Unrealized Carry by Age < 5 years 42% 5-8 years 35% 8-12 years 20% > 12 years 3%

Consolidated Earnings

Stable long-term growth

Net Income Attributable to HLI


YTD
Y-o-Y Change: 7%
USD in Millions
$68
$73
Q2 FY23
Q2 FY24


Long-Term Growth
USD in Millions
$17
$109
FY18
FY23

- $42M in net income attributable to HLI for the quarter

Adjusted EBITDA[1]


YTD
Y-o-Y Change: (13)%
USD in Millions
$142
$123
Q2 FY23
Q2 FY24


Long-Term Growth
CAGR: 14%
USD in Millions
$133
$260
FY18
FY23

- Y-o-Y decrease of 13% driven by lower incentive fees

Fee Related Earnings[1]


YTD
Y-o-Y Change: 20%
USD in Millions
$77
$92
Q2 FY23
Q2 FY24


Long-Term Growth
CAGR: 14%
USD in Millions
$81
$159
FY18
FY23

- Y-o-Y growth of 20%
- Long-term double digit growth in Fee Related Earnings

[1]Adjusted EBITDA and Fee Related Earnings are non-GAAP financial measures. For the reconciliations of our non-GAAP financial measures to the most directly comparable GAAP financial measures and for the reasons we believe the non-GAAP measures provide useful information, see pages 20 and 21 of this presentation.

Hamilton Lane I Global Leader in the Private Markets

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11Hamilton Lane l Global Leader in the Private Markets Other Key Items Strong balance sheet with investments in our own products and a modest amount of leverage... US D in M ill io ns Investments $154 $208 $374 $514 $588 $677 Mar-19 Mar-20 Mar-21 Mar-22 Mar-23 Sep-23 $0 $100 $200 $300 $400 $500 $600 $700 • For 9/30/23, the total investment balance consisted primarily of: ◦ ~$396M in investments in our funds ◦ ~$209M in technology related and other investments • Modest leverage • $197M of debt as of 9/30/23 US D in M ill io ns Leverage $194 $214 $197 Sep-22 Mar-23 Sep-23 $0 $50 $100 $150 $200 $250

12Hamilton Lane l Global Leader in the Private Markets Appendix

Condensed Consolidated Statements of Income (Unaudited)

(Dollars in thousands except share and per share amounts)	Three Months Ended September 30, 2022	Three Months Ended September 30, 2023	% Change	Six Months Ended September 30, 2022	Six Months Ended September 30, 2023	% Change
Management and advisory fees	$92,880	$109,184	18 %	$178,826	$214,592	20 %
Incentive fees	59,237	17,692	(70)%	108,760	37,322	(66)%
Consolidated variable interest entities related:						
Incentive fees	1,265	—	(100)%	1,305	—	(100)%
Total revenues	**153,382**	**126,876**	**(17)%**	**288,891**	**251,914**	**(13)%**
Compensation and benefits	60,364	45,930	(24)%	112,558	90,032	(20)%
General, administrative and other	22,836	24,994	9 %	43,350	50,755	17 %
Consolidated variable interest entities related:						
General, administrative and other	356	355	0 %	632	588	(7)%
Total expenses	**83,556**	**71,279**	**(15)%**	**156,540**	**141,375**	**(10)%**
Equity in (loss) income of investees	(7,518)	8,251	N/A	(8,143)	20,117	N/A
Interest expense	(2,114)	(2,743)	30 %	(3,609)	(5,632)	56 %
Interest income	1,107	1,099	(1)%	1,276	2,036	60 %
Non-operating income (loss)	11,738	(1,215)	(110)%	16,081	(982)	(106)%
Consolidated variable interest entities related:						
Equity in (loss) income of investees	(91)	288	N/A	641	419	(35)%
Unrealized gain	280	2,241	700 %	2,246	3,034	35 %
Interest expense	—	—	N/A	—	(6)	N/A
Interest income	—	2,841	N/A	—	4,581	N/A
Total other income (expense)	**3,402**	**10,762**	**216 %**	**8,492**	**23,567**	**178 %**
Income before income taxes	**73,228**	**66,359**	**(9)%**	**140,843**	**134,106**	**(5)%**
Income tax expense	15,489	1,856	(88)%	26,977	18,256	(32)%
Net income	**57,739**	**64,503**	**12 %**	**113,866**	**115,850**	**2 %**
Less: Income attributable to non-controlling interests in general partnerships	43	87	102 %	351	88	(75)%
Less: Income attributable to non-controlling interests in Hamilton Lane Advisors, L.L.C.	22,012	18,654	(15)%	42,180	37,790	(10)%
Less: Income attributable to redeemable non-controlling interests in Hamilton Lane Alliance Holdings I, Inc.	803	—	(100)%	2,970	—	(100)%
Less: Income attributable to non-controlling interests in consolidated funds	—	3,768	N/A	—	4,980	N/A
Net income attributable to Hamilton Lane Incorporated	**$34,881**	**$41,994**	**20 %**	**$68,365**	**$72,992**	**7 %**
Basic earnings per share of Class A common stock	$0.98	$1.11	13 %	$1.89	$1.94	3 %
Diluted earnings per share of Class A Common stock	$0.97	$1.11	14 %	$1.88	$1.92	2 %
Weighted-average shares of Class A common stock outstanding - basic	37,009,309	37,718,210		37,000,150	37,713,038	
Weighted-average shares of Class A common stock outstanding - diluted	53,745,933	53,941,082		53,724,800	53,896,757	

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Non-GAAP Financial Measures

(Dollars in thousands except share and per share amounts)	Three Months Ended September 30, 2022	2023	% Change	Six Months Ended September 30, 2022	2023	% Change
Adjusted EBITDA[1]						
Management and advisory fees	$92,880	$109,184	18 %	$178,826	$214,592	20 %
Revenue related to consolidated funds	—	247	N/A	—	394	N/A
Total expenses	83,556	71,279	(15)%	156,540	141,375	(10)%
Less:						
Incentive fee related compensation[2]	(28,712)	(8,404)	(71)%	(52,253)	(17,728)	(66)%
Consolidated VIE related general, administrative and other expenses	(292)	(333)	14 %	(568)	(566)	0 %
Non-operating income related compensation	(1,467)	—	N/A	(1,467)	(59)	(96)%
Management fee related expenses	53,085	62,542	18 %	102,252	123,022	20 %
Fee Related Earnings	**$39,795**	**$46,889**	**18 %**	**$76,574**	**$91,964**	**20 %**
Fee Related Earnings Margin	**43 %**	**43 %**		**43 %**	**43 %**	
Incentive fees	60,502	17,692	(71)%	110,065	37,322	(66)%
Incentive fees attributable to non-controlling interests	(55)	—	N/A	(58)	—	N/A
Incentive fee related compensation[2]	(28,712)	(8,404)	(71)%	(52,253)	(17,728)	(66)%
Non-operating income related compensation	(1,467)	—	N/A	(1,467)	(59)	(96)%
Interest income	1,107	1,099	(1)%	1,276	2,036	60 %
Equity-based compensation	2,085	3,118	50 %	3,982	5,963	50 %
Depreciation and amortization	1,813	1,863	3 %	3,577	3,736	4 %
Adjusted EBITDA	**$75,068**	**$62,257**	**(17)%**	**$141,696**	**$123,234**	**(13)%**
Adjusted EBITDA Margin	**49 %**	**49 %**		**49 %**	**49 %**	
Non-GAAP earnings per share[1]						
Net income attributable to Hamilton Lane Incorporated	**$34,881**	**$41,994**	**20 %**	**$68,365**	**$72,992**	**7 %**
Income attributable to non-controlling interests in Hamilton Lane Advisors, L.L.C.	22,012	18,654	(15)%	42,180	37,790	(10)%
Income tax expense	15,489	1,856	(88)%	26,977	18,256	(32)%
Adjusted pre-tax net income	**72,382**	**62,504**	**(14)%**	**137,522**	**129,038**	**(6)%**
Adjusted income taxes[3]	(17,299)	(14,752)	(15)%	(32,868)	(30,453)	(7)%
Adjusted net income	**$55,083**	**$47,752**	**(13)%**	**$104,654**	**$98,585**	**(6)%**
Adjusted shares outstanding	**53,745,933**	**53,941,082**		**53,724,800**	**53,896,757**	
Non-GAAP earnings per share	**$1.02**	**$0.89**	**(13)%**	**$1.95**	**$1.83**	**(6)%**

[1] Adjusted EBITDA and Non-GAAP earnings per share are non-GAAP financial measures. For the reconciliations of our non-GAAP financial measures to the most directly comparable GAAP financial measures, see page 20.
[2] Incentive fee related compensation includes incentive fee compensation expense and bonus related to carried interest that is classified as base compensation.
[3] Represents corporate income taxes at our estimated statutory tax rate of 23.6% and 23.9% for the three and six month periods ended September 30, 2023 and 2022, respectively, applied to adjusted pre-tax net income. The 23.6% is based on a federal tax statutory rate of 21.0% and a combined state income tax rate net of federal benefits of 2.6%. The 23.9% is based on a federal tax statutory rate of 21.0% and a combined state income tax rate net of federal benefits of 2.9%.

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15Hamilton Lane l Global Leader in the Private Markets Management and Advisory Fees Three Months Ended September 30, Six Months Ended September 30, (Dollars in thousands) 2022 2023 % Change 2022 2023 % Change Management and advisory fees Specialized funds $47,150 $62,386 32% $90,799 $120,102 32 % Customized separate accounts 29,383 32,040 9% 57,758 63,759 10 % Advisory 6,211 6,014 (3) % 12,460 12,307 (1) % Reporting and other 6,133 6,261 2% 12,450 11,819 (5) % Distribution management 771 1,254 63% 1,267 2,467 95 % Fund reimbursement revenue 3,232 1,229 (62) % 4,092 4,138 1 % Total management and advisory fees $92,880 $109,184 18% $178,826 $214,592 20 % Reporting and other: 8% Customized separate accounts: 30% Specialized funds: 56% Advisory: 6% Six Months Ended September 30, 2023

Incentive Fees

(Dollars in thousands)	Three Months Ended September 30, 2022	2023	% Change	Six Months Ended September 30, 2022	2023	% Change
Incentive fees						
Direct equity funds	$27,609	$1,113	(96)%	$52,460	$3,444	(93)%
Secondary funds	14,988	3,969	(74)%	26,947	12,046	(55)%
Direct credit funds	5,507	(42)	(101)%	7,633	4,725	(38)%
Evergreen funds	42	1,790	4,162 %	997	3,005	201 %
Other specialized funds	5,048	7,446	48 %	7,405	9,442	28 %
Customized separate accounts	7,308	3,416	(53)%	14,623	4,660	(68)%
Incentive fees	**$60,502**	**$17,692**	**(71)%**	**$110,065**	**$37,322**	**(66)%**

	As of September 30, 2022	June 30, 2023	September 30, 2023	YoY % Change	QoQ % Change
Allocated carried interest					
Secondary Fund II	$369	$320	$199	(46)%	(38)%
Secondary Fund III	32,591	29,212	28,369	(13)%	(3)%
Secondary Fund IV	126,602	122,416	121,113	(4)%	(1)%
Secondary Fund V	144,199	145,126	153,399	6 %	6 %
Secondary Fund VI	—	13,439	14,855	N/A	11 %
Co-investment Fund II	18,871	16,363	16,679	(12)%	2 %
Co-investment Fund III	59,703	50,810	49,930	(16)%	(2)%
Co-investment Fund IV	104,421	127,496	131,502	26 %	3 %
Equity Opportunities Fund V	6,358	20,624	28,270	345 %	37 %
Evergreen funds	56,671	115,135	128,946	128 %	12 %
Other specialized funds	111,772	116,776	117,390	5 %	1 %
Customized separate accounts	322,973	342,874	360,099	11 %	5 %
Total allocated carried interest	**$984,530**	**$1,100,591**	**$1,150,751**	**17 %**	**5 %**

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17Hamilton Lane l Global Leader in the Private Markets Assets Under Management (Dollars in millions) September 30, 2022 June 30, 2023 September 30, 2023 YoY % Change QoQ % Change Assets under management / advisement Assets under management $107,107 $117,064 $119,182 11% 2 % Assets under advisement 716,515 700,651 734,804 3% 5 % Total assets under management /advisement $823,622 $817,715 $853,986 4% 4 % Fee-earning assets under management Customized separate accounts Balance, beginning of period $31,749 $34,684 $35,850 13% 3 % Contributions 1,264 1,792 1,258 0% (30) % Distributions (587) (636) (921) 57% 45 % Foreign exchange, market value and other (93) 10 47 N/A 370 % Balance, end of period $32,333 $35,850 $36,234 12% 1 % Specialized funds Balance, beginning of period $19,372 $22,662 $23,815 23% 5 % Contributions 1,230 1,258 1,614 31% 28 % Distributions (324) (172) (297) (8) % 73 % Foreign exchange, market value and other 76 67 55 (28) % (18) % Balance, end of period $20,354 $23,815 $25,187 24% 6 % Total Balance, beginning of period $51,121 $57,346 $59,665 17% 4 % Contributions 2,494 3,050 2,872 15% (6) % Distributions (911) (808) (1,218) 34% 51 % Foreign exchange, market value and other (17) 77 102 N/A 32 % Balance, end of period $52,687 $59,665 $61,421 17% 3%

18Hamilton Lane l Global Leader in the Private Markets Condensed Consolidated Balance Sheets (Unaudited) (Dollars in thousands) March 31, 2023 September 30, 2023 Assets Cash and cash equivalents $99,686 $128,098 Restricted cash 4,804 4,965 Fees receivable 47,140 61,800 Prepaid expenses 9,817 6,534 Due from related parties 7,186 7,822 Furniture, fixtures and equipment, net 28,425 31,814 Lease right-of-use assets, net 62,327 64,543 Investments 530,921 558,268 Deferred income taxes 233,912 229,791 Other assets 46,784 40,460 Assets of consolidated variable interest entities: Cash and cash equivalents 12,062 101,712 Investments 57,044 118,530 Other assets 435 4,319 Total assets $1,140,543 $1,358,656 Liabilities and equity Accounts payable $4,559 $3,542 Accrued compensation and benefits 24,190 47,151 Accrued members' distributions 15,723 12,338 Accrued dividend 15,049 16,784 Debt 213,533 197,346 Payable to related parties pursuant to tax receivable agreement 174,702 173,818 Lease liabilities 78,817 80,935 Other liabilities (includes $14,228 and $12,373 at fair value) 32,856 34,798 Liabilities of consolidated variable interest entities: Other liabilities 6,922 10,376 Total liabilities 566,351 577,088 Total equity 574,192 781,568 Total liabilities and equity $1,140,543 $1,358,656

19Hamilton Lane l Global Leader in the Private Markets Condensed Consolidated Statements of Cash Flows (Unaudited) Six Months Ended September 30, (Dollars in thousands) 2022 2023 Operating activities Net income $113,866 $115,850 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation and amortization 3,577 3,736 Change in deferred income taxes 7,839 4,121 Change in payable to related parties pursuant to tax receivable agreement (934) (884) Equity-based compensation 3,982 5,963 Equity in loss (income) of investees 8,143 (20,117) Net realized (gain) loss on sale of investments (9,783) 288 Fair value adjustment of other investments (5,352) 445 Proceeds received from partnerships 8,503 12,998 Non-cash lease expense 2,903 3,999 Other 40 231 Changes in operating assets and liabilities 26,364 11,196 Consolidated variable interest entities related (3,294) (2,257) Net cash provided by operating activities $155,854 $135,569 Investing activities Purchase of furniture, fixtures and equipment $(2,490) $(6,276) Cash paid for acquisition of business (1,500) — Loans to investees (535) — Purchase of investments (27,236) (6,352) Proceeds from sale of investments 10,000 1,343 Distributions from investments 1,406 — Proceeds from sale of intangible assets — 1,739 Distributions received from Partnerships 9,240 6,001 Contributions to Partnerships (49,553) (23,632) Purchase of investments — (57,832) Net cash used in investing activities $(60,668) $(85,009) Financing activities Borrowings of debt $25,000 $— Repayments of debt (2,164) (1,250) Draw-down on revolver 25,000 10,000 Repayment of revolver (25,000) (25,000) Repurchase of Class A shares for employee tax withholding (93) (108) Proceeds received from issuance of shares under Employee Share Purchase Plan 1,001 1,082 Dividends paid (27,747) (31,829) Members' distributions paid (42,072) (28,599) Consolidated variable interest entities related 46 143,367 Net cash (used in) provided by financing activities $(46,029) $67,663 Increase in cash and cash equivalents, restricted cash, and cash and cash equivalents held at consolidated variable interest entities 49,157 118,223 Cash and cash equivalents, restricted cash, and cash and cash equivalents held at consolidated variable interest entities at beginning of the period 76,197 116,552 Cash and cash equivalents, restricted cash, and cash and cash equivalents held at consolidated variable interest entities at end of the period $125,354 $234,775

Non-GAAP Reconciliation

Reconciliation from Net Income

(Dollars in thousands except share and per share amounts)

	Year Ended March 31, 2018	Year Ended March 31, 2023	Three Months Ended September 30, 2022	Three Months Ended September 30, 2023	Six Months Ended September 30, 2022	Six Months Ended September 30, 2023
Net income attributable to Hamilton Lane Incorporated	**$17,341**	**$109,120**	**$34,881**	**$41,994**	**$68,365**	**$72,992**
Income attributable to non-controlling interests in general partnerships	2,448	986	43	87	351	88
Income attributable to non-controlling interests in Hamilton Lane Advisors, L.L.C.	86,508	71,027	22,012	18,654	42,180	37,790
Income attributable to non-controlling interests in Hamilton Lane Alliance Holdings I, Inc.	–	5,617	803	–	2,970	–
Income attributable to non-controlling interests in consolidated funds	–	435	–	3,768	–	4,980
Incentive fees	(49,003)	(156,879)	(60,502)	(17,692)	(110,065)	(37,322)
Incentive fee related compensation[1]	3,874	74,374	28,712	8,404	52,253	17,728
Consolidated VIE related general, administrative and other expenses	–	846	292	333	568	566
Revenue related to consolidated funds	–	61	–	247	–	394
Non-operating income related compensation	–	367	1,467	–	1,467	59
Interest income	(528)	(5,114)	(1,107)	(3,940)	(1,276)	(6,617)
Interest expense	5,989	8,617	2,114	2,743	3,609	5,638
Income tax expense	33,333	55,425	15,489	1,856	26,977	18,256
Equity in (income) loss of investees	(17,102)	(6,543)	7,609	(8,539)	7,502	(20,536)
Contingent compensation related to acquisition	3,399	–	–	–	–	–
Non-operating (income) expense	(5,036)	470	(12,018)	(1,026)	(18,327)	(2,052)
Fee Related Earnings	**$81,223**	**$158,809**	**$39,795**	**$46,889**	**$76,574**	**$91,964**
Depreciation and amortization	1,891	7,442	1,813	1,863	3,577	3,736
Equity-based compensation	5,544	9,950	2,085	3,118	3,982	5,963
Incentive fees	49,003	156,879	60,502	17,692	110,065	37,322
Incentive fees attributable to non-controlling interests	(1,729)	(302)	(55)	–	(58)	–
Incentive fee related compensation[1]	(3,874)	(74,374)	(28,712)	(8,404)	(52,253)	(17,728)
Non-operating income related compensation	–	(367)	(1,467)	–	(1,467)	(59)
Interest income	528	1,789	1,107	1,099	1,276	2,036
Adjusted EBITDA	**$132,586**	**$259,826**	**$75,068**	**$62,257**	**$141,696**	**$123,234**
Non-GAAP earnings per share reconciliation						
Net income attributable to Hamilton Lane Incorporated			**$34,881**	**$41,994**	**$68,365**	**$72,992**
Income attributable to non-controlling interests in Hamilton Lane Advisors, L.L.C.			22,012	18,654	42,180	37,790
Income tax expense			15,489	1,856	26,977	18,256
Adjusted pre-tax net income			**72,382**	**62,504**	**137,522**	**129,038**
Adjusted income taxes[2]			(17,299)	(14,752)	(32,868)	(30,453)
Adjusted net income			**$55,083**	**$47,752**	**$104,654**	**$98,585**
Adjusted shares outstanding			**53,745,933**	**53,941,082**	**53,724,800**	**53,896,757**
Non-GAAP earnings per share			**$1.02**	**$0.89**	**$1.95**	**$1.83**

1 Incentive fee related compensation includes incentive fee compensation expense and bonus related to carried interest that is classified as base compensation.
2 Represents corporate income taxes at our estimated statutory tax rate of 23.6% and 23.9% for the three and six month periods ended September 30, 2023 and 2022, respectively, applied to adjusted pre-tax net income. The 23.6% is based on a federal tax statutory rate of 21.0% and a combined state income tax rate net of federal benefits of 2.6%. The 23.9% is based on a federal tax statutory rate of 21.0% and a combined state income tax rate net of federal benefits of 2.9%.

Hamilton Lane I Global Leader in the Private Markets

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21Hamilton Lane l Global Leader in the Private Markets Terms Adjusted EBITDA is an internal measure of profitability. We believe Adjusted EBITDA is useful to investors because it enables them to better evaluate the performance of our core business across reporting periods. Adjusted EBITDA represents net income excluding (a) interest expense on our outstanding debt, (b) income tax expense, (c) depreciation and amortization expense, (d) equity-based compensation expense, (e) other non-operating income and (f) certain other significant items that we believe are not indicative of our core performance. Fee Related Earnings ("FRE") is used to highlight earnings from recurring management fees. FRE represents net income excluding (a) incentive fees and related compensation, (b) interest income and expense, (c) income tax expense, (d) equity in income of investees, (e) other non-operating income and (f) certain other significant items that we believe are not indicative of our core performance. We believe FRE is useful to investors because it provides additional insight into the operating profitability of our business. FRE is presented before income taxes. Non-GAAP earnings per share measures our per-share earnings excluding certain significant items that we believe are not indicative of our core performance and assuming all Class B and Class C units in HLA were exchanged for Class A common stock in HLI. Non-GAAP earnings per share is calculated as adjusted net income divided by adjusted shares outstanding. Adjusted net income is income before taxes fully taxed at our estimated statutory tax rate and excludes any impact of changes in carrying amount of our redeemable non-controlling interest. Adjusted shares outstanding for the three and six months ended September 30, 2022 and 2023 and March 31, 2023 are equal to weighted-average shares of Class A common stock outstanding - diluted. We believe adjusted net income and non-GAAP earnings per share are useful to investors because they enable them to better evaluate total and per-share operating performance across reporting periods. Our assets under management ("AUM"), as presented in these materials, comprise the assets associated with our customized separate accounts and specialized funds. AUM does not include the assets associated with our distribution management services. We classify assets as AUM if we have full discretion over the investment decisions in an account. We calculate our AUM as the sum of: (1) the net asset value of our clients' and funds' underlying investments; (2) the unfunded commitments to our clients' and funds' underlying investments; and (3) the amounts authorized for us to invest on behalf of our clients and fund investors but not committed to an underlying investment. Management fee revenue is based on a variety of factors and is not linearly correlated with AUM. However, we believe AUM is a useful metric for assessing the relative size and scope of our asset management business. Our assets under advisement ("AUA") comprise assets from clients for which we do not have full discretion to make investments in their account. We generally earn revenue on a fixed fee basis on our AUA client accounts for services including asset allocation, strategic planning, development of investment policies and guidelines, screening and recommending investments, monitoring and reporting on investments and investment manager review and due diligence. Advisory fees vary by client based on the amount of annual commitments, services provided and other factors. Since we earn annual fixed fees from the majority of our AUA clients, the growth in AUA from existing accounts does not have a material impact on our revenues. However, we view AUA growth as a meaningful benefit in terms of the amount of data we are able to collect and the degree of influence we have with fund managers. Fee-earning assets under management (Fee-earning "AUM" or "FEAUM") is a metric we use to measure the assets from which we earn management fees. Our fee-earning AUM comprise assets in our customized separate accounts and specialized funds from which we derive management fees that are generally derived from applying a certain percentage to the appropriate fee base. We classify customized separate account revenue as management fees if the client is charged an asset-based fee, which includes the majority of our discretionary AUM accounts but also includes certain non-discretionary AUA accounts. Our fee-earning AUM is equal to the amount of capital commitments, net invested capital and net asset value of our customized separate accounts and specialized funds depending on the fee terms. The vast majority of our customized separate accounts and specialized funds earn fees based on commitments or net invested capital, which are not affected by market appreciation or depreciation. Therefore, revenues and fee-earning AUM are not significantly affected by changes in market value. Our calculations of fee-earning AUM may differ from the calculations of other asset managers, and as a result, this measure may not be comparable to similar measures presented by other asset managers. Our definition of fee-earning AUM is not based on any definition that is set forth in the agreements governing the customized separate accounts or specialized funds that we manage. Hamilton Lane Incorporated (or "HLI"), a Delaware corporation, was formed for the purpose of completing an initial public offering ("IPO") and related transactions in order to carry on the business of Hamilton Lane Advisors, L.L.C. ("HLA") as a publicly-traded entity. As of the closing of our IPO on March 6, 2017, HLI became the sole managing member of HLA.

22Hamilton Lane l Global Leader in the Private Markets Disclosures Some of the statements in this presentation may constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Words such as "will", "expect", "believe", "estimate", "continue", "anticipate", "intend", "plan", and similar expressions are intended to identify these forward-looking statements. Forward-looking statements discuss management's current expectations and projections relating to our financial position, results of operations, plans, objectives, future performance and business. All forward-looking statements are subject to known and unknown risks, uncertainties and other important factors that may cause actual results to be materially different, including risks relating to: our ability to manage growth, fund performance, competition in our industry, changes in our regulatory environment and tax status; market conditions generally; our ability to access suitable investment opportunities for our clients; our ability to maintain our fee structure; our ability to attract and retain key employees; our ability to manage our obligations under our debt agreements; defaults by clients and third-party investors on their obligations to fund commitments; our exposure and that of our clients and investors to the credit risks of financial institutions at which we and they hold accounts; our ability to comply with investment guidelines set by our clients; our ability to successfully integrate acquired businesses with ours; our ability to manage risks associated with introducing new types of investment structures, products or services or entering into strategic partnerships; our ability to manage redemption or repurchase rights in certain of our funds; our ability to manage, identify and anticipate risks we face; our ability to manage the effects of events outside of our control; and our ability to receive distributions from Hamilton Lane Advisors, L.L.C. to fund our payment of dividends, taxes and other expenses. The foregoing list of factors is not exhaustive. For more information regarding these risks and uncertainties as well as additional risks we face, you should refer to the "Risk Factors" detailed in Part I, Item 1A of our Annual Report on Form 10-K for the fiscal year ended March 31, 2023 and in our subsequent reports filed from time to time with the Securities and Exchange Commission. The forward-looking statements included in this presentation are made only as of the date presented. We undertake no obligation to update or revise any forward-looking statement as a result of new information or future events, except as otherwise required by law. Values appearing in this presentation that are whole numbers are rounded approximations. As of November 7, 2023